                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549






                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 1, 1995

                           ADDINGTON RESOURCES, INC.

              (Exact Name of Registrant as Specified in Charter)




Delaware                          0-16498                         61-1125039
(State or Other                   (Commission                     (IRS Employer
Jurisdiction of                   File Number)                    Identification
Incorporation)                                                    No.)


771 Corporate Drive, Lexington, Kentucky                          40503
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number,
       including area code       (606) 223-3824

Former Name or Former Address, if Changed Since
       Last Report:   Not Applicable

Introductory Note:

          This Amendment on Form 8-K/A amends the Current Report on Form 8-K dated November 1, 1995 previously filed by Addington Resources, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

Dispositions
------------

On September 22, 1995, Addington Resources, Inc. (the Company) entered into a stock purchase agreement (the Agreement) with Addington Acquisition Company, Inc., Larry Addington, Robert Addington and Bruce Addington (collectively, the Addington Brothers) whereby the Company agreed to sell for $30 million, subject to certain working capital adjustments, all the issued and outstanding shares of common stock of its subsidiaries, Addington Mining, Inc., Mining Technologies, Inc., Addwest Mining, Inc. and Addington Coal Holdings, Inc. This sale was consummated on November 2, 1995.

On September 22, 1995, the Company entered into an agreement to sell all of the issued and outstanding shares of common stock of its subsidiary, Belize River Fruit Co., to Larry and Bruce Addington in exchange for 1,000,000 shares of common stock of the Company owned by Larry and Bruce Addington. This sale was consummated on November 2, 1995.

The businesses sold consist of the following: coal mining, mining equipment manufacturing and licensing and citrus properties in Belize. The Company's continuing operations will be comprised of integrated solid waste management, which includes landfill operations and waste collection and recycling services. The Company's remaining discontinued operations to be disposed of consists of their precious and industrial metals mining subsidiary and incidental limestone properties.

Pro Forma
---------

The following unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of the Company, adjusted to give effect to the dispositions described above.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 1995 gives effect to the elimination of the disposed businesses, assuming the disposition of the businesses had taken place on September 30, 1995, and the proceeds had been received at that time. The cash proceeds received by the Company from the sale were subsequently used to retire the outstanding balance on the Company's revolving line of credit agreement.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995, was prepared based on income from continuing operations and gives effect to the elimination of the disposed businesses, as well as other adjustments, assuming the disposition had taken place on January 1, 1994.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. Further, it is management's opinion that this pro forma presentation is not indicative of the financial position and results which would have occurred had the dispositions occurred on the dates indicated in the various pro forma condensed consolidated financial statements.

                  ADDINGTON RESOURCES INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1995
                                  (Unaudited)

                                (in thousands)

                                                                      Disposition
                                                                           of         Pro Forma     Pro Forma
                                                        Historical     Subsidiary    Adjustments     Results
                                                        ----------    -----------    -----------    ---------
ASSETS:
 CURRENT ASSETS:
  Cash and cash equivalents                              $    916      $ 27,033 (1)    $(26,000)(2)  $  1,949
  Short term investments                                      703          -               -              703
  Accounts receivable, net                                 14,161          -               -           14,161
  Prepaid expenses and other                                  650          -               -              650
                                                         --------      --------        --------      --------
   Total current assets                                    16,430        27,033         (26,000)       17,463
PROPERTY, PLANT AND EQUIPMENT, net                         96,469          -               -           96,469
PROPERTY, PLANT AND EQUIPMENT and other
 long-term assets of discontinued operations, net          71,403       (59,525)(1)        -           11,878
RESTRICTED CASH                                             5,497          -               -            5,497
OTHER                                                       2,126          -               -            2,126
                                                         --------      --------        --------      --------
   Total assets                                          $191,925      $(32,492)       $(26,000)     $133,433
                                                         ========      ========        ========      ========
LIABILITIES & STOCKHOLDERS' EQUITY:
 CURRENT LIABILITIES:
  Accounts payable                                       $  5,518      $ (2,967)(1)    $   -         $  2,551
  Current portion of long-term debt                           674          -               -              674
  Accrued expenses and other                                9,157          -               -            9,157
  Net current liabilities of discontinued operations        8,132        (1,518)(1)        -            6,614
                                                         --------      --------        --------      --------
   Total current liabilities                               23,481        (4,485)           -           18,996
 NON-CURRENT LIABILITIES:
  Long-term debt, less current portion                     35,417          -            (26,000)(2)     9,417
  Other long-term liabilities                              12,058          -               -           12,058
  Deferred income taxes                                     3,158          -               -            3,158
  Long-term liabilities of discontinued operations         16,074       (14,507)(1)        -            1,567
                                                         --------      --------        --------      --------
   Total non-current liabilities                           66,707       (14,507)        (26,000)       26,200
 STOCKHOLDERS' EQUITY:
  Common stock                                             15,967          -               -           15,967
  Paid-in capital                                          85,120          -               -           85,120
  Retained earnings                                           650          -               -              650
  Less--treasury stock                                        -          (13,500)(1)        -          (13,500)
                                                         --------      --------        --------      --------
   Total stockholders' equity                             101,737       (13,500)           -           88,237
                                                         --------      --------        --------      --------
   Total liabilities and stockholders' equity            $191,925      $(32,492)       $(26,000)     $133,433
                                                         ========      ========        ========      ========

                  ADDINGTON RESOURCES, INC. AND SUBSIDIARIES
                  ------------------------------------------

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
            -------------------------------------------------------

                           AS OF SEPTEMBER 30, 1995
                           ------------------------
                                  (Unaudited)

                                (in thousands)


(1) This adjustment records the proceeds from the sale of the coal mining, mining equipment manufacturing and licensing subsidiaries as well as its citrus properties in Belize and the removal of the assets and liabilities of the businesses sold. Such proceeds include: 1) $27,033 of cash (net of $2,967 due from the Company to the buyer) and 2) 1.0 million shares of the Company's common stock valued at $13,500 retained as treasury stock. The loss on disposal of these businesses has been recorded during the quarter ended September 30, 1995 in accordance with the implementation of discontinued operations accounting. Such loss reserve is included in the accompanying September 30, 1995 historical balance sheet as a reduction of Property, Plant and Equipment and other long-term assets of discontinued operations.

(2) This adjustment records the use of the proceeds to retire the Company's revolving line of credit which occurred in November 1995.

                  ADDINGTON RESOURCES, INC. AND SUBSIDIARIES
                  ------------------------------------------

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
           --------------------------------------------------------

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                 --------------------------------------------
                                  (Unaudited)


                   (in thousands, except per share amounts)


                                                                Pro Forma      Pro Forma
                                            Historical (1)     Adjustments      Results
                                            --------------     -----------     ---------
REVENUES                                       $41,579            $ -           $41,579
COSTS AND EXPENSES:
  Cost of operations                            23,370              -            23,370
  Provision for asset write-down                   -                -               -
  Depreciation and amortization                  5,272              -             5,272
  Selling, general and administrative            4,922              -             4,922
                                            --------------     -----------     ---------
                                                33,564              -            33,564
                                            --------------     -----------     ---------
INCOME FROM OPERATIONS                           8,015              -             8,015
                                            --------------     -----------     ---------

INTEREST AND OTHER INCOME (EXPENSE):
  Interest income                                  366              -               366
  Interest expense                                (384)            384(2)           -
  Other, net                                       171              -               171
                                            --------------     -----------     ---------
                                                   153             384              537
                                            --------------     -----------     ---------
  Income before income taxes                     8,168             384            8,552

INCOME TAX PROVISIONS:
  Federal                                        2,777             131(3)         2,908
  State                                            490              23(3)           513
                                            --------------     -----------     ---------
                                                 3,267             154            3,421
                                            --------------     -----------     ---------
Net income from continuing operations          $ 4,901            $230          $ 5,131
                                            ==============     ===========     =========
Net income per share                           $  0.31                          $  0.34
                                            ==============                     =========
Equivalent shares of stock outstanding          15,911                           15,149
                                            ==============                     =========

                  ADDINGTON RESOURCES, INC. AND SUBSIDIARIES
                  ------------------------------------------

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
       -----------------------------------------------------------------

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                 --------------------------------------------
                                  (Unaudited)


(1) The historical financial results reflect only those of continuing operations. The financial results of the businesses sold include coal mining, mining equipment manufacturing and licensing subsidiaries as well as its citrus properties in Belize and are included in the Company's discontinued operations, hence no adjustment for the disposition is necessary for net income from continuing operations.

(2) This adjustment removes interest expense related to the Company's revolving line of credit agreement that was paid off with the proceeds from the sale. Interest income has not been increased for any remaining proceeds.

(3) This adjustment records the income tax effect of pro forma adjustment (2) above at the statutory rate.

                  ADDINGTON RESOURCES, INC. AND SUBSIDIARIES
                  ------------------------------------------

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
           --------------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1994
                     ------------------------------------
                                  (Unaudited)

                   (in thousands, except per share amounts)

                                                         Pro Forma    Pro Forma
                                         Historical(1)  Adjustments    Results
                                         -------------  -----------   ---------
REVENUES                                    $36,057        $  -        $36,057

COSTS AND EXPENSES:
  Cost of operations                         19,663           -         19,663
  Provision for asset write-down                670           -            670
  Depreciation and amortization               4,134           -          4,134
  Selling, general and administrative         7,119           -          7,119
                                            -------        ----        -------

                                             31,586           -         31,586
                                            -------        ----        -------

INCOME FROM OPERATIONS                        4,471           -          4,471
                                            -------        ----        -------

INTEREST AND OTHER INCOME (EXPENSE):
  Interest income                               772           -            772
  Interest expense                             (277)        277(2)           -
  Other, net                                   (976)          -           (976)
                                            -------        ----        -------

                                               (481)        277           (204)
                                            -------        ----        -------

  Income before income taxes                  3,990         277          4,267

INCOME TAX PROVISIONS:
  Federal                                     1,357          94(3)       1,451
  State                                         239          17(3)         256
                                            -------        ----        -------

                                              1,596         111          1,707
                                            -------        ----        -------

  Net income from continuing operations     $ 2,394        $166        $ 2,560
                                            =======        ====        =======

  Net income per share                      $  0.15                    $  0.17
                                            =======                    =======

  Equivalent shares of stock outstanding     16,081                     15,081
                                            =======                    =======



                  ADDINGTON RESOURCES, INC. AND SUBSIDIARIES
                  ------------------------------------------

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
           -----------------------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1994
                     ------------------------------------
                                  (Unaudited)

(1) The historical financial results reflect only those of continuing operations. The financial results of the businesses sold include coal mining, mining equipment manufacturing and licensing subsidiaries as well as its citrus properties in Belize and are included in the Company's discontinued operations, hence no adjustment for the disposition is necessary for net income from continuing operations.

(2) This adjustment removes interest expense related to the Company's revolving line of credit agreement that was paid off with the proceeds from the sale. Interest income has not been increased for any remaining proceeds.

(3) This adjustment records the income tax effect of pro forma adjustment (2) above at the statutory rate.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADDINGTON RESOURCES, INC.

                                      /s/ R. Douglas Striebel
Dated: November 17, 1995          By: _________________________________
                                      R. Douglas Striebel
                                      Vice President and Chief Financial Officer